UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 29, 2004

Affiliated Computer Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2828 North Haskell Avenue, Dallas, Texas		75204
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code: (214) 841-6111

Not Applicable
(Former name or former address if changed from last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX
Transcript of 2004 Fourth Quarter Earnings Conference Call
Slide Presentation

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibits referenced below and the information set forth therein are deemed to be furnished pursuant to Item 9 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

     (c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
99.1	Transcript of Fiscal Year 2004 Fourth Quarter Earnings Conference Call webcast on July 29, 2004.
99.2	Slide presentation appearing on Company’s website in connection with Fiscal Year 2004 Fourth Quarter Earnings Conference Call on July 29, 2004

ITEM 9. REGULATION FD DISCLOSURE.

     On July 29, 2004, Affiliated Computer Services, Inc. (the “Company”) held a Fiscal Year 2004 Fourth Quarter Earnings Conference Call on its website. Attached as Exhibit 99.1 is a copy of the transcript of the Company’s presentation during that call and the questions and answers following the presentation. Attached as Exhibit 99.2 are the slides presented during that call on the Company’s website.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the script of the Company’s presentation during the call and the questions and answers following the presentation attached as Exhibit 99.1 and the slides presented during the call attached hereto as Exhibit 99.2 are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

     Statements contained in the Exhibits to this Form 8-K about the Company’s outlook and all other statements therein other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. While the Company believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors, including: loss of, or reduction of business

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from, clients; termination of all or a part of a contract by a client or deterioration of the financial condition of a client; competition; difficulties in executing our acquisition strategy; failure to properly manage our operations and our growth; termination rights, audits and investigations of our government clients; exercise of contract termination provisions and service level penalties; pricing risks; loss of significant software vendor relationships; intellectual property infringement claims; rapid technological changes; federal and state laws relating to individually identifiable information; budget deficits at, or fluctuations in the number of requests for proposals issued by, state and local governments and their agencies; international risks; armed hostilities and terrorist attacks; failure to attract and retain necessary technical personnel and skilled management and qualified subcontractors; servicing risks related to loan portfolios we administer; disruption in utility or network services; and indemnification risk. These factors, when applicable, are discussed in the Company’s filings with the Securities and Exchange Commission, including the most recent Form 10-Q and Form 10-K, a copy of which may be obtained through the Company without charge. The Company disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future event, or otherwise.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.
	By:	/s/ WARREN D. EDWARDS
		Name:	Warren D. Edwards
Date: August 3, 2004		Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Transcript of Fiscal Year 2004 Fourth Quarter Earnings Conference Call webcast on July 29, 2004.
99.2	Slide presentation appearing on Company’s website in connection with Fiscal Year 2004 Fourth Quarter Earnings Conference Call on July 29, 2004.

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